Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The IRS has determined and informed the Plan Sponsor by a letter dated June 15, 2017, that the Plan and related trust are designed in accordance with the applicable qualification sections of the IRC. Due to changes in IRS procedures, the IRS no longer issues determination letters on an ongoing basis for individually designed qualified retirement plans. Accordingly, the Plan Sponsor has not received an updated determination letter subsequent to June 15, 2017. The Plan Sponsor believes that the Plan has been properly amended for all applicable qualification changes and continues to be designed in compliance with the applicable qualification requirements of the IRC, and that the Plan continues to be tax exempt. In addition, the Plan Administrator is not aware of any unaddressed operational issues for which corrective action is not being taken that will prevent the continuation of the Plan's qualified tax status.